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Vanguard
Asset Allocation
Fund




Fund Profile
July 29, 1997











                           [THE VANGUARD GROUP LOGO]


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1        OBJECTIVE
Vanguard Asset Allocation Fund seeks to provide capital growth and income. The Fund may not meet these objectives.


2        INVESTMENT STRATEGY
The Fund's assets are allocated among stocks of large companies, long-term U.S. Treasury bonds, and money market instruments in a mix that, the Fund's adviser estimates, will take advantage of the current market conditions. There are no limits on the amount of assets that can be invested in each class.


3        RISKS

The Fund's total return will fluctuate, so an investor could lose money over short or extended periods. More specifically, investors in the Fund are exposed to . . .

- A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods) because of the Fund's stock holdings.

Historical returns for the U.S. stock market (as measured by the Standard & Poor's 500 Composite Stock Price Index) show some of this market volatility. From 1926 to 1996, the S&P 500 Index provided an annualized total return of 10.7%, but provided a negative return--averaging --12.3%--in 20 of these 71 years. Annual returns for the period ranged from a low of --43.3% to a high of 53.9%.

- A HIGH degree of INTEREST RATE RISK (the possibility that bond prices will fall as interest rates rise--and vice versa) because of the Fund's bond holdings. For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

- A HIGH degree of MANAGER RISK (the possibility that the Fund's adviser may do a poor job of allocating assets among the classes).







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4        APPROPRIATENESS

This Fund may be suitable for investors who . . .

- Want a balanced investment program that includes the three major asset classes (stocks, bonds, and money market instruments).

-        Plan to invest for at least five years.

- Want a fund that offers less investment risk and share-price fluctuation than a fund made up entirely of stocks.

The Fund is not suitable for investors who . . .

-        Cannot tolerate fluctuating share prices.


5        FEES AND EXPENSES

Vanguard Asset Allocation Fund--like all Vanguard funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1996 was 0.47% of assets.


    ANNUAL FUND OPERATING EXPENSES
    -------------------------------------------------
    Investment Advisory Fees................... 0.11%
    Distribution Costs......................... 0.02
    Other Expenses............................. 0.34
                                                ----
    TOTAL OPERATING EXPENSES .................. 0.47%
                                                ====


The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

    1 Year        3 Years       5 Years       10 Years
    -------------------------------------------------
      $5            $15           $26            $59


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.





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6    PAST PERFORMANCE


                                  PERFORMANCE
                          ANNUAL RETURNS [%] 1989-1996



                                  VANGUARD ASSET              S&P
                                  ALLOCATION FUND          500 INDEX*
                                  ---------------          ----------
1989                                   23.7                   31.7
1990                                    0.9                   -3.1
1991                                   25.6                   30.5
1992                                    7.5                    7.6
1993                                   13.5                   10.1
1994                                   -2.3                    1.3
1995                                   35.5                   37.6
1996                                   15.7                   23.0



                               PERFORMANCE SUMMARY
                         (PERIODS ENDED JUNE 30, 1997)



                                         Average Annual Total Return
                                     Asset Allocation Fund    S&P 500*
   1 Year                                     24.8%             34.7%

   5 Years                                    16.3%             19.8%

   Since Inception**                          15.3%             17.6%








Note: In evaluating past performance, it is important to consider that returns from stocks and bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.




Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.



* The Standard & Poor's 500 Composite Stock Price Index is a diversified group of 500 securities used to measure U.S. stock market performance. An index is unmanaged; you cannot invest in an index.

**November 3, 1988.










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7        INVESTMENT ADVISER

The Fund is managed by Mellon Capital Management Corporation, which manages total assets of more than $59 billion.

William Fouse, Chairman of Mellon Capital Management, has been responsible for overseeing his firm's strategy for the Fund since the Fund's inception in 1988.


8        PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).


9        REDEMPTIONS

You may redeem shares by sending a letter to or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or loss.


10       DISTRIBUTIONS

The Fund expects to pay dividends semiannually. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. All distributions are taxable to you whether reinvested in additional shares or received in cash.


11       OTHER SERVICES

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).



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                           [THE VANGUARD GROUP LOGO]


                              Post Office Box 2600
                             Valley Forge, PA 19482





Toll-Free Investor
Information
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.









(C) 1997 Vanguard Marketing
Corporation, Distributor

FP78 -  0797-17B